Exhibit 10.7

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30

1.		REQUISITION NUMBER:

2.		CONTRACT NO.: N62473-07-C-4055

3.		AWARD/EFFECTIVE DATE: 07-Jun-2007

4.		ORDER NUMBER:

5.		SOLICITATION NUMBER:

6.		SOLICITATION ISSUE DATE:

7.		FOR SOLICITATION INFORMATION CALL:

a.		NAME:

b.		TELEPHONE NUMBER (No Collect Calls):

8.		OFFER DUE DATE/LOCAL TIME:

9.	ISSUED BY:	NAVFAC SOUTHWEST
SPECIALTY CENTER CONTRACTS CORE
CODE RAQNO/NAVAL BASE VENTURA COUNTY
1205 MILL RD BLDG 850
PORT HUENEME CA 93043-4347

CODE: N62473

10.		THIS ACQUISITION IS
☐ UNRESTRICTED
☒ SET ASIDE 100% for
☒ SMALL BUSINESS
☐ HUBZONE SMALL BUSINESS
☐ 8(A)

NAICS: 336992
SIZE STANDARD: 500

11.		DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
☐ SEE SCHEDULE

12.		DISCOUNT TERMS:

13a.		THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b.		RATING

14.		METHOD OF SOLICITATION
☐ RFQ ☐ IFB ☐ RFP

15.		DELIVER TO: SEE SCHEDULE

CODE

16.		ADMINISTERED BY: SEE ITEM 9

CODE

17a.	CONTRACTOR/OFFEROR:	AMERICAN DEFENSE SYSTEMS INC
ANTHONY J. PISCITELLI
230 DUFFY AVE UNIT C
HICKSVILLE NY 11801-3641
TEL. 516-390-5301
CODE: 31UG4
FACILITY CODE:

☐17b.		CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a.	PAYMENT WILL BE MADE BY:	DEFENSE FINANCE AND ACCOUNTING SERVICE
DFAS CLEVELAND NORFOLK ACCOUNTS PAYABLE
ATTN: SB-39 ACCOUNTS PAYABLE
1240 E. 9TH STREET
CLEVELAND OH 44199
TEL:
FAX:
CODE: HQ0103

18b.		SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19.		ITEM NO.

20.		SCHEDULE OF SUPPLIES/ SERVICES: SEE SCHEDULE

21.		QUANTITY

22.	UNIT

23.	UNIT PRICE

24.	AMOUNT

25.	ACCOUNTING AND APPROPRIATION DATA: See Schedule

26.	TOTAL AWARD AMOUNT (For Govt. Use Only): $832,121.35

☐27a.	SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☐27b.	CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.ADDENDA☐ARE☐ARE NOT ATTACHED

28.	CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES

☐ TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29.	AWARD OF CONTRACT: REFERENCE

☐ OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a.	SIGNATURE OF OFFEROR/CONTRACTOR

30b.	NAME AND TITLE OF SIGNER (Type or Print)

30c.	DATE SIGNED

31a.	UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

31b.	NAME OF CONTRACTING OFFICER (Type or Print)
Rita R. Bush/Contract Specialist
TEL: 805-982-3927
EMAIL: rita.bush@navy.mil

31c.	DATE SIGNED 07-Jun-2007

32a.         QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b.         SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32c.         DATE

32d.                          PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e.         MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f.          TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g.         E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33.           SHIP NUMBER

                ☐ PARTIAL ☐ FINAL

34.           VOUCHER NUMBER

35.           AMOUNT VERIFIED CORRECT FOR

36.           PAYMENT

                ☐ COMPLETE ☐ PARTIAL ☐ FINAL

37.           CHECK NUMBER

38.           S/R ACCOUNT NUMBER

39.           S/R VOUCHER NUMBER

40.           PAID BY

41a.         I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b.         SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c.         DATE

42a.         RECEIVED BY (Print)

42b.         RECEIVED AT (Location)

42c.         DATE RECD (YY/MM/DD)

42d.         TOTAL CONTAINERS

STATEMENT OF WORK

2.1.          Scope.  This Statement of Work (SOW) covers the minimum technical requirements to produce an armor solution for Construction and Material Equipment (CME) used to support Operation Iraqi Freedom (OIF) and Global War on Terrorism (GWOT).  The U.S. Navy has a requirement to armor 35 CMEs.  The Contractor shall provide all labor, materials, facilities, and services necessary to engineer, fabricate, install and deliver all armoring kits contained in the SOW.  The U.S. Navy considers the requirement to armor 35 CMEs as urgent.  Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government.

2.2.          Urgent Requirements.  The following list identifies 14 CMEs located in Port Hueneme, CA requiring immediate armoring solutions under this contract.  All CMEs shall be armored and delivered to Naval Construction Battalion Center, Port Hueneme, CA (CBC Port Hueneme), within 75 calendar days of contract award (unless otherwise specified in the contract line item).  The contractor shall produce an initial production model (one for each variant) and install on the respective CME Within 45 days of contract award (unless otherwise specified in the contract line item).  The initial production model shall be tested and evaluated by U.S. Navy representatives at CBC Port Hueneme.  The initial production model shall include air conditioning heater, operable windows and functioning doors.  Upon approval of each variant by the designated U.S. Navy technical representative, the contractor shall manufacture, install and deliver the remaining quantities within 30 days of initial production approval.  All delivered equipment shall be complete and fully functional.

2.2.1        List of CME to be installed with Armor Kits.

ECC	Variant Description	Make	Model	Year	Qty
825402	14T Crane	Koehring	LRT 150	1988	1
825302	30T Crane	Grove	RT630B	1994	3
462201	Compactor	Hyster	C450B	1987	2
242011	Transit Mixer	McNeilus	3P944	2004	4
415004	Scraper	CAT	621B	1985	4

2.3.          General Requirements

2.3.1.       Protection Requirements.  All vehicles shall be outfitted with full armoring that provides a complete (i.e. 360-degree) vehicle or crew/passenger protection.  There shall be absolutely no gaps in the armoring system.  The armoring system shall include protection for all vehicle doors, undercarriage, glass windshields and windows, rear areas, battery, fuel tank (when armor kit is integrated with the CME fuel tank) and overhead/roof.  Side windows shall be operational with multiple adjusting points to allow for airflow in the vehicle.  The proposed solution shall not reduce, by more than 30 percent, the overall viewing area unless otherwise agreed upon in writing, through each existing windshield and window.  This marginal decrease in viewing area is only being allowed to facilitate mounting of the transparent armor within and/or on the existing cab structure.  Floor mats will not be considered acceptable undercarriage protection.  Undercarriage protection must be mounted underneath the vehicle, rather than on the interior floor.

                2.3.2        Armor Solution Specifications.  Each CME armor kit shall include the following

Composed of same material and design for all variants.

Utilize same hardware, “combat” locks and same method of egress/ingress.

Similar to current U.S. Navy CME armor kits to ensure commonality.

Include an “A” kit and “B” kit design with IED underbody blast protection.  An “A” kit will consist of a frame that holds all armor panels, armor doors and transparent armor.  Additionally, the “A” kit will include under body armor panels.  The “B” kit will be composed of all other armor panels, armor doors and transparent armor.  Be “gapless” in nature with overlapping seams. Have a functioning window, door and one method of egress/ingress (in addition to the door).  The door will NOT be considered as the egress/ingress.  Shall include an air conditioning system other than the OEM equipment air conditioning unit.  Shall have a functioning heater.  The contractor is authorized to use existing equipment for the heater.

2.3.2.1.            Structure.  The “A” kit shall evenly distribute the weight of the entire assembled CME armor kit over the equipment.  The CME armor kit shall be removable to support air transportability.  The “A” kit, when applied to the equipment, shall be ready to receive all armored panels, armored doors and transparent armor.  The “A” kit shall conform to the angles of the equipment as closely as possible and be collapsible to conserve space during shipment.

2.3.2.2.            Panels.  Each armored panel shall have a minimum of two (2) “D” rings attached to help installation. Each armor panel shall overlap and use battens at the seams. There will be no bolts and/or hardware through any of the panels. If through bolts are necessary, bolts battens will be used to deflect potential shrapnel.

2.3.2.3. Transparent Armor.  All transparent armor shall have an abrasion resistant coating on the exposed polycarbonate layer to prevent or resist scratching and hazing.  The transparent armor shall be dry seal installed and the rubber seal shall be thick enough to prevent cracking or rubbing between the transparent armor and opaque armor.  Transparent armor shall exceed the threat level of the opaque armor.

2.3.2.4.            Underbody Protection.  Each “A” kit shall include under body armor panels.  Each panel shall be affixed to the outside of the equipment.  If applying underbody protection on the outside is not feasible, the underbody protection panel shall be one solid piece of armor and locked in place by the structure or framework.

2.3.2.5.            Door.  Each CME armor kit shall have a minimum of one door.  Each door shall be constructed as the armored panels.  Each door shall have and interlock/overlap design to include the use of exterior battens to cover the seams.  All through bolts shall be protected with the use of battens to prevent undo shrapnel.  Use of piano style hinges is NOT authorized.  Each door shall have a separate door latch system and the door latch shall be a positive lock system and adjustable.  The resistance of each door shall be of reasonable when opening and closing.

Each door shall have a minimum of two “D” rings affixed both for installation and for an egress type system.  Each door “D” ring shall be affixed to the door in such a manner that it could be pulled off with the use of chains and another vehicle in the event of an emergency egress.

2.3.2.6.            Functioning Window.  Each CME armor kit shall have one functioning window.  Each functioning window shall have the ability to lock in the open and closed position.  This functioning window shall be sized to allow for adequate air flow.  Whenever feasible, the functioning window shall, be large enough to be used as an egress window but shall not act as the main egress/ingress.

2.3.2.7.            Egress/Ingress.  Each CME armor kit shall have an egress/ingress window.  The design of the egress/ingress window shall be common to current egress/ingress windows available in current U.S. Navy CME armor kits.  In the event the egress/ingress requires a special tool for use, the tool shall be affixed both inside and outside of the CME armor kit and shall be in plain sight.  The ingress/egress window shall not be on the same side of the CME armor kit as the door.

2.3.2.8.            Combat Lock.  Each CME armor kit shall have a minimum of one combat lock similar current U.S. Navy CME armor kits.  Each combat lock shall be a positive locking system capable of one hand operation.  Each combat lock shall be opposite and not a part of the door latch system i.e. the door latch system shall be located near the bottom of the door and the combat lock is located near the top.  Each combat lock shall be removable and can be unlocked from the outside in an egress/ingress situation and explained in detail in the instruction manual.

2.3.2.9.            Hardware/Hinges.  Each CME armor kit shall be assembled using common sized nuts and bolts.  All hardware used shall be obtainable in local merchants.  No special tools shall be required during assembly or disassembly of the “B” kit.  Piano style hinges are NOT authorized.  Hinges shall be solid enough that wear and tear will not affect the interlock overlap design.  All reserve kits shall be packed with at least two (2) spares material and hardware to ensure adequate supplies in remote locations.

2.3.2.10.          Welds.  All welds shall be certified and inspected to industry structural welding standards.  All welds shall be ground smooth and safe to touch.  All plug welds shall be located on the attack face of the laminated panel.

2.3.3.       Ease of Installation.  With the exception of the 2K Gallon Water Distributor CME armor kit, all CME armor kits shall have the capability of being installed and/or removed within 12 hours per vehicle using a four (4) man crew after the initial armor frame structure is installed and shall be interchangeable among the same vehicle make and models.  Each separate armor panel shall have a minimum of 2 “D” rings affixed to ease with the handling of material during the install or removal of material.

2.3.4.       Structural Integrity.  The Contractor shall ensure that an armoring kit does not add weight that exceeds the capabilities of the vehicle’s existing structure or mountings (i.e. door armor kits add weight beyond the design capabilities of the door-to-frame mounts).  If this is not technically feasible, then the Contractor will submit recommended structural changes for the

Government’s approval.  Installation of heavier mountings or limited structural changes is acceptable only when approved by the Government’s technical representative.  The Contractor shall provide all hardware and parts (i.e. hinges, handles, mountings) necessary to implement approved structural modifications.  The lift and tie down capabilities for all CME armor kits shall be such that all armored CME can be shipped by sea, air and/or rail.

2.3.5.       Vehicle Performance.  Armoring kits shall not restrict automotive performance or degrade reliability.  Door handles and other operating items shall be readily accessible after armor has been installed.  In addition, armoring solutions shall not cause the gross vehicle weight to increase beyond its rated payload capacity.  Allowances must also be made for passenger and individual gear weight (310 lbs per person for planning purposes).

2.3.6        Tires.  Appropriate Load Range Tires will be added to adequately handle the weight.

2.3.7.       A/C System.  All CME armor kit’s shall include A/C systems and shall conform to 134 degrees to 80 degrees in 20 minutes standard regardless of outside climate and weather such as high sand areas.  The cabin temperature shall not exceed 80 degrees F with the armor applied, with an ambient temperature of 120 degrees F, at 25 percent relative humidity.  The A/C system shall not degrade vehicle performance or create a hazard to the occupants within the cab.  The A/C system shall not create any gaps in the CME armor kit.

2.3.8.       Air Transportability.  Armored vehicles, if feasible, shall be capable of transport by C-130 military aircraft.  If armor weight or dimensions exceed C-130 requirements, portions of the armor must be removable to allow for air transport.

2.3.9.       Technical Manuals.  The Contractor shall provide technical manuals or video (prefer electronic media) showing detailed installation instructions and operations and maintenance (O&M) requirements for each armoring solution developed including the installation of the Air Conditioning system.  Four hard copies and four CD-ROMs shall be provided for each technical manual produced.  If DVD’s are used, four copies shall be required.

2.3.10.     Kit Identification.  The Contractor shall permanently engrave or tag each individual armoring kit and each panel of that kit in a manner that clearly indicates the make, model, and year(s) of the vehicles they are intended to armor.  A data plate shall include ICS and NIJ levels of protection and the plate shall be affixed in a location that is easy to locate and read.  Individual components within each kit shall be marked in the same manner and bundled or grouped by kit type (i.e. all components for a particular kit are packaged together).

2.3.11.     Durability.  The kits shall be constructed in a manner that prevents permanent damage to the material when struck by ammunition or other explosive matter.  In other words, kits shall not be “one time use”, and should retain protective capabilities after being struck.  Kits shall be field repairable using basic mechanical tools or other instruments as provided by the Contractor at no additional cost to the Government.

2.3.12.     Night Visibility.  All transparent armor provided shall be compatible with standard military issue Night Vision Goggles (NVG).  The glass shall not impair visibility when vehicle operators and/or passengers are wearing NVGs.

2.3.13.     Paint.  Each kit will be powder coated to match the color of the equipment.  Powder coat will be dull (not glossy) in color.

2.4           Materials:

2.4.1        Opaque Armor:  The following solution shall be used, 3/8 inch thick Rolled Homogenous Armor (RHA), class II, IAW MIL-A-12560, with a welded on exterior applique of 3/8 inch thick structural steel IAW ASTM A36.  The two layers must be welded together using a combination of plug welds and edge welds in a manner that will prevent separation of the layers during an IED defeat and the A36 plate will be in the direction of the threat.

2.4.2        Transparent Armor:  The transparent armor shall consist of a 2.5 inch thick or less, glass/plastic laminate with an elastomeric outer gasket that meets the following performance requirements:

2.4.2.1. Window laminate shall be night vision compatible.  Transmission to be 55% or higher for all wavelengths from 550nm to 1000nm using a spectroradiometer.

2.4.2.2 .           Sand Resistance:  When tested IAW MIL_STD_810F, method 510.4 for 90 minutes, the increase haze caused by sand exposure shall not exceed 10%.

2.4.2.3             The glass/plastic laminate shall include edge coating.

2.4.2.4 Only transparent armor tested at Army Test Center (ATC) from the vendors, A.D.S.I or Sierracin Corp, shall be used in this contract.

2.5           Authorized Changes Only by the Contracting Officer:  The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provision contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s.  In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof.

2.6.          Shipment and Delivery.  The Contractor shall be responsible for shipping all armored CME and accessories produced from the point of origin/manufacture to CBC Port Hueneme.  Shipment shall be via any appropriate means to meet the delivery schedule set forth in the Contractor’s proposal.  All equipment that is rejected by the U.S. Government will be shipped back to vendor at U.S. Government expense.  The shipping address is as follows:

Naval Facilities Expenditionary Logistics Center

1000 23rd Avenue

Port Hueneme, CA 93043-4301

C/O Receiving Officer

Naval Construction Battalion Center

Bldg. 801

Attn: CMC(SCW) Shawn Hollister

(805) 982-6457

Port Hueneme, CA 93043-4301

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0001                                                                                                          1                     Each             $68,136.57         $68,136.57

                                Armor Solution for Construction and
                                FFP

                                Material Equipment Koehring 14 Crane (initial production) in accordance with the

                                Statement of Work

                                FOB: Destination

                                                                                                                                                              NET AMT.        $68,136.57

                                ACRN AA                                                                                                                                      $68,136.57

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0002                                                                                                          1                     Each             $68,136.57         $68,136.57

                                Armor Solution for Construction and

                                FFP

                                Material Equipment Grove 30T Crane in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.        $68,136.57

                                ACRN AA                                                                                                                                       $68,136.57

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0003                                                                                                          2                     Each             $68,136.57        $136,273.14

                                Armor Solution for Construction and

                                FFP

                                Material Equipment Grove 30T Crane in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.       $136,273.14

                                ACRN AA                                                                                                                                      $136,273.14

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0004                                                                                                          1                     Each             $68,136.57         $68,136.57

                                Armor Solution for Construction and

                                FFP

                                Material Equipment Hyster Compactor (initial protection) in accordance with the

                                Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.        $68,136.57

                                ACRN AA                                                                                                                                       $68,136.57

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0005                                                                                                          1                     Each             $68,136.57         $68,136.57

                                Armor Solution for Construction and

                                FFP

                                Material Equipment Hyster Compactor in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.        $68,136.57

                                ACRN AA                                                                                                                                       $68,136.57

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0006                                                                                                          1                     Each             $57,136.57         $57,136.57

                                Armor Solution for Construction and

                                FFP

                                Material Equipment McNeilus Transit Mixer (initial production) in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.        $57,136.57

                                ACRN AA                                                                                                                                       $57,136.57

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0007                                                                                                          3                     Each             $68,133.00        $204,399.00

                                Armor Solution for Construction and

                                FFP

                                Material Equipment McNeilus Transit Mixer in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.       $204,399.00

                                ACRN AA                                                                                                                                      $204,399.00

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0008                                                                                                          1                     Each             $40,441.59         $40,441.59

                                Armor Solution for Construction and

                                FFP

                                Material Equipment CAT Scraper (initial production) in accordance with the

                                Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.        $40,441.59

                                ACRN AA                                                                                                                                       $40,441.59

                                CIN: N6258307RCNO109

ITEM NO.              SUPPLIES/SERVICES                                  QUANTITY           UNIT           UNIT PRICE      AMOUNT

0009                                                                                                          3                     Each             $40,441.59        $121,324.77

                                Armor Solution for Construction and

                                FFP

                                Material Equipment CAT Scraper in accordance with the Statement of Work.

                                FOB: Destination

                                                                                                                                                              NET AMT.       $121,324.77

                                ACRN AA                                                                                                                                      $121,324.77

                                CIN: N6258307RCNO109

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	13-JUL-2007	1	N/A
			FOB: Destination

0002	13-JUL-2007	1	N/A FOB: Destination

0003	13-JUL-2007	2	N/A FOB: Destination

0004	21-AUG-2007	1	N/A FOB: Destination

0005	21-AUG-2007	1	N/A FOB: Destination

0006	13-JUL-2007	1	N/A FOB: Destination

0007	13-JUL-2007	3	N/A FOB: Destination

0008	21-AUG-2007	1	N/A FOB: Destination

0009	21-AUG-2007	3	N/A FOB: Destination

ACCOUNTING AND APPROPRIATION DATA

AA: 1761810 K5XH 312 6H616 1 068688 2D CNO109

COST CODE: 625836P7109W

AMOUNT: $832,121.35

CIN N6258307RCNO109: $832,121.35

CLAUSES INCORPORATED BY REFERENCE

52.211-9	Desired and Required Time of Delivery	JUN 1997

52.227-2	Notice And Assistance Regarding Patent And Copyright	AUG 1996
Infringement

252.212-7001	Contract Terms and Conditions Required to Implement Statutes or Executive Orders Applicable to Defense Acquisitions of Commercial Items	OCT 2006

252.225-7012	Preference For Certain Domestic Commodities	JUN 2004

252.227-7015	Technical Data—Commercial Items	NOV 1995

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.             CONTRACT CODE: J

2.             AMENDMENT/MODIFICATION NO.: POOL

3.             EFFECTIVE DATE:

4.             REQUISITION/PURCHASE REQ:NO.:

5.             PROJECT NO.:

6.             ISSUED BY:

                NAVFAC SOUTHWEST

                SPECIALTY CENTER CONTRACTS CORE

                CODE RAQNO/NAVAL BASE VENTURA COUNTY

                1205 MILL RD BLDG 850

                PORT HUENEME CA 93043-4347

7.             ADMINISTERED BY (if other than item 6):

                See Item 6

8.             NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

                AMERICAN DEFENSE SYSTEMS INC.

                ANTHONY J. PISCITELLI

                230 DUFFY AVE, UNIT C

                HICKSVILLE NY 11801-3541

9A.          AMENDMENT 0R SOLICITATION

9B.          DATED (SEE ITEM 11)

10A.        MOD OF CONTRACT/ORDER NO. N62473-07-C-4055

10B.        DATED (SEE ITEM 13) - 07-JUN-2007

CODE     31UG4

FACILITY CODE

11.           THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended,
☐ is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a)           By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the officer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.           ACCOUNTING AND APPROPRIATION DATA (If required)

13.           THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.            THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.            THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D.            OTHER (Specify type of modification and authority)

E.             IMPORTANT: Contractor ☐ is not, X is required to sign this document and return 1 copies to the issuing office.

14.           DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: ssw cmc073647

The purpose of this modification is incorporate FAR 52.245-1 Government Property (June 2007) Alternate I (June 2007); FAR 52.212-4 and FAR 52.212-5 Contract Term, DFARS 252.201-7000 Contracting Officers Representative (Dec 1991). This modification also identifies the COR.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.        NAME AND TITLE OF SIGNER (Type or print)

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                TEL:        EMAIL:

15B.        CONTRACT OR/OFFEROR — Signature of person authorized to sign)

15C.        DATE SIGNED

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

16B.        UNITED STATES OF AMERICA BY SIGNATURE OF CONTRACTING OFFICER (Type or print)

16C.        DATE SIGNED

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by reference:

52.212-4                  Contract Terms and Conditions—Commercial Items     FEB 2007

52.212-5                  Contract Terms and Conditions Required to Implement

                                Statutes or Executive Orders—Commercial Items          MAR 2007

The following have been added by full text:

52.245-1 GOVERNMENT PROPERTY (JUNE 2007) ALTERNATE I (JUNE 2007)

(a)           Definitions. As used in this clause—

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

Contractor inventory means—

(1)           Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2)           Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3)           Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor’s managerial personnel means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of

(1)           All or substantially all of the Contractor’s business;

(2)           All or substantially all of the Contractor’s operation at any one plant or separate location;
or

(3)           A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Plant equipment as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.

Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

Property means all tangible property, both real and personal.

Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management. (1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2)           The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

(3)           The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c)           Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d)           Government-furnished property. (1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2)           The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i)            If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.

(ii)           In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii)          The Government may, at its option, furnish property in an ‘‘as-is” condition. The Contractor will be given the opportunity to inspect such  property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property—for contract performance, Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.

(3)(i)        The Contracting Officer may by written notice, at any time—

(A)          Increase or decrease the amount of Government-furnished property under this contract;

(B)           Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C)           Withdraw authority to use property.

(ii)           Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e)           Title to Government property. (1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2)           Fixed-price contracts. (i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property)”, are subject to the provisions of this clause.

(ii)           Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii)          If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(A)          Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(B)           Title to all other material shall pass to and vest in the Government upon—

(1)           Issuance of the material for use in contract performance;

(2)           Commencement of processing of the material or its use in contract performance; or

(3)           Reimbursement of the cost of the material by the Government, whichever occurs first.

(3)           Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts. (i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(ii)           Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(A)          Issuance of the property for use in contract performance;

(B)           Commencement of processing of the property for use in contract performance; or

(C)           Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii)          All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(i) (collectively referred to as “Government property)”, are subject to the provisions of this clause.

(f)            Contractor plans and systems.  (1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i)            Acquisition of Property.  The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii)           Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A)          Government-furnished property.  The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B)           Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii)          Records of Government property.  The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A)          Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1)           The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2)           Quantity received (or fabricated), issued, and balance-on-hand.

(3)           Unit acquisition cost.

(4)           Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5)           Unit of measure.

(6)           Accountable contract number or equivalent code designation.

(7)           Location.

(8)           Disposition.

(9)           Posting reference and date of transaction.

(10)         Date placed in service.

(B)           Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv)          Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).

(v)           Subcontractor control. (A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B)           The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

(vi)          Reports.  The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A)          Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B)           Such reports shall, at a minimum, contain the following information:

(1)           Date of incident (if known).

(2)           The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3)           Quantity.

(4)           Unique Item Identifier (if available).

(5)           Accountable Contract number.

(6)           A statement indicating current or future need.

(7)           Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8)           All known interests in commingled property of which the Government property is a part.

(9)           Cause and corrective action taken or to be taken to prevent recurrence.

(10)         A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11)         Copies of all supporting documentation.

(12)         Last known location.

(13)         A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii)         Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is-

(A)          Consumed or expended, reasonably and properly, or otherwise accounted far, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B)           Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C)           Disposed of in accordance with paragraphs (j) and (It) of this clause.

(viii)        Utilizing Government property. (A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B)           Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix)           Maintenance.  The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x)            Property closeout.  The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2)           The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3)           The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g)           Systems analysis.  (1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2)           Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3)           Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4)           The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h)(1)      The Contractor assumes the risk of, and shall be responsible for, any loss, damage, destruction, or theft of Government property upon its delivery to the Contractor as Government-furnished property.  However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

(2)           The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3)           The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4)           Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i)            Equitable adjustment.  Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1)           Any delay in delivery of Government-furnished property.

(2)           Delivery of Government-furnished property in a condition not suitable for its intended use.

(3)           An increase, decrease, or substitution of Government-furnished property.

(4)           Failure to repair or replace Government property for which the Government is responsible.

(j)            Contractor inventory disposal.  Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory unless authorized to do so by the Plant Clearance Officer.

(1)           Scrap to which the Government has obtained title under paragraph (e) of this clause. (i) Contractor with an approved scrap procedure.  (A) The Contractor may dispose of scrap resulting from product or testing under this contract without Government approval.  However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B)           For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1)           Requires demilitarization;

(2)           Is a classified item;

(3)           Is generated from classified items;

(4)           Contains hazardous materials or hazardous wastes;

(5)           Contains precious metals; or

(6)           Is dangerous to the public health, safety, or welfare.

(ii)           Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2)           Predisposal requirements.  (i) Once the Contractor determines that Contractor-acquired property is longer needed for contract performance, the Contractor in the following order of priority

(A)          May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B)           May purchase the property at the acquisition cost; or

(C)           Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii)           The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3)           Inventory disposal schedules. (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A)          Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B)           Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C)           Termination inventory.

(ii)           The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii)          Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A)          Special test equipment with commercial components;

(B)           Special test equipment without commercial components;

(C)           Printing equipment;

(D)          Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E)           Precious metals;

(F)           Nonnuclear hazardous materials or hazardous wastes; or

(G)           Nuclear materials or nuclear wastes.

(iv)          The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use.  Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4)           Submission requirements.  The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i)            30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii)           60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii)          120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part

(5)           Corrections. The Plant Clearance Officer may—

(i)            Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii)           Require the Contractor to correct an inventory disposal schedule.

(6)           Postsubmission adjustments.  The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7)           Storage. (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii)           The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8)           Disposition instructions. (i) If the Government does not furnish disposition instructions to the Contractor within days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the contractor’s approved scrap procedures.

(ii)           The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii)          The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9)           Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10)         Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k)           Abandonment of Government property. (1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2)           The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3)           The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government—furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l)            Communication. All communications under this clause shall be in writing.

(m)          Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

252.201-7000          CONTRACTING OFFICER’S REPRESENTATIVE (DEC. 1991)

(a)           “Definition.”  Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation

Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b)           If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation.  It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect prices, quality, quantity, delivery or any other term or condition of the contract.

(End of clause)

CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The COR for this contract is

Name:  CMC Shawn W. Hollister

Mailing Address:

Naval Facilities Expeditionary Logistics Center

1000  23rd Avenue

Port Hueneme, CA 93043-4301

Telephone Number: (805)982-6457

The COR will act as the Contracting Officer’s Technical Representative for technical matters, providing technical clarification, as necessary, with respect to the specification or statement of work, and monitoring the progress and quality of the Contractor’s performance.  The COR is not an Administrative Contracting Officer and does not have authority to direct the accomplishment of effort which is beyond the scope of the Statement of Work in the contract or task order.

When in the opinion of the Contractor, the COR requests effort outside the existing scope of the contract or task order, the Contractor shall promptly notify the Contracting Officer in writing. No action shall be taken by order, or until the issue has been otherwise resolved.

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.             CONTRACT CODE:  J                         PAGE 1 of 4

2.             AMENDMENT/MODIFICATION NO.:  POOL

3.             EFFECTIVE DATE:  20-Aug-2007

4.             REQUISITION/PURCHASE REQ: NO.:

5.             PROJECT NO.:

6.             ISSUED BY:

NAVFAC SOUTHWEST

SPECIALTY CENTER CONTRACTS CORE

CODE RAQNO/NAVAL BASE VENTURA COUNTY

1205 MILL RD BLDG 850

PORT HUENEME CA 93043-4347

CODE  N62473

7.             ADMINISTERED BY (if other than item 6):

                SEE ITEM 6

8.             NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

                AMERICAN DEFENSE SYSTEMS INC.

                ANTHONY J. PISCITELLI

                230 DUFFY AVE, UNIT C

                HICKSVILLE NY 11801-3541

9A.          AMENDMENT 0R SOLICITATION

9B.          DATED (SEE ITEM 11)

10A.        MOD OF CONTRACT/ORDER NO.  N62473-07-C-4055

10B.        DATED  (SEE ITEM 13)  07-Jun-2007

CODE     31UG4

FACILITY CODE

11.           THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐            The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer
☐ is extended,  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a)           By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the officer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR 10 THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.           ACCOUNTING AND APPROPRIATION DATA (If required)

                See Schedule

13.           THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.            THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.            THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D.            OTHER (Specify type of modification and authority)

E.             IMPORTANT:   Contractor  ☐is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.           DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:    ssw cmc074622

The purpose of this modification is too add additional effort on contract line item 0003 and revised the contract delivery schedule.

Continue on page Two.

Except as provided herein, all scion and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.        NAME AND TITLE OF SIGNER (Type or print)

15B.        CONTRACT OR/OFFEROR — Signature of person authorized to sign)

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                TEL:                                        EMAIL:

15C.        DATE SIGNED

16B.        UNITED STATES OF AMERICA BY SIGNATURE OF CONTRACTING OFFICER (Type or print)

16C.        DATE SIGNED

                AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.             CONTRACT CODE:  J  1  5

2.             AMENDMENT/MODIFICATION NO.:

3.             EFFECTIVE DATE:   02-Aug-2007

4.             REQUISITION/PURCHASE REQ: NO.:

5.             PROJECT NO.:

6.             ISSUED BY:

NAVFAC SOUTHWEST

SPECIALTY CENTER CONTRACTS CORE

CODE RAQNO/NAVAL BASE VENTURA COUNTY

1205 MILL RD BLDG 850

PORT HUENEME CA 93043-4347

7.             ADMINISTERED BY (if other than item 6):

                See Item 6

8.             NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

                AMERICAN DEFENSE SYSTEMS INC.

                ANTHONY J. PISCITELLI

                230 DUFFY AVE, UNIT C

                HICKSVILLE NY 11801-3541

9A.          AMENDMENT 0R SOLICITATION

9B.          DATED (SEE ITEM 11)

10A.        MOD OF CONTRACT/ORDER NO.  N62473-07-C-4055

10B.        DATED  (SEE ITEM 13)

                07-Jun-2007

CODE     31UG4

FACILITY CODE

11.           THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer
☐is extended,   ☐is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a)           By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the officer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR 10 THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.           ACCOUNTING AND APPROPRIATION DATA (If required)

13.           THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.            THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.            THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D.            OTHER (Specify type of modification and authority)

E.             IMPORTANT:   Contractor is ☐not, ☐  is required to sign this document and return 1 copies to the issuing office.

14.           DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:    ssw cmc074423

The purpose of this modification is to revise the contract delivery schedule.

Continue on page Two.

Except as provided herein, all scion and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.        NAME AND TITLE OF SIGNER (Type or print)

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                TEL:                                        EMAIL:

15B.        CONTRACT OR/OFFEROR — Signature of person authorized to sign)

15C.        DATE SIGNED

16B.        UNITED STATES OF AMERICA BY SIGNATURE OF CONTRACTING OFFICER (Type or print)

16C.        DATE SIGNED

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 1449 - CONTINUATION SHEET

SUPPLIES OR SERVICES AND PRICES

CLIN 0010 is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010	CLIN ADDED DUE TO
	CLIN LEVEL FUNDING			$1.00	$0.00
	FFP
	FOB: Destination

				Net Amt	$0.00

DELIVERIES AND PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE 13-JUL-2007	QUANTITY	SHIP TO ADDRESS	UIC
	1	N/A
FOB: Destination

To:

DELIVERY DATE 07-SEP-2007	QUANTITY	SHIP TO ADDRESS	UIC
	1	N/A
FOB: Destination

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
13-JULY-2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
25-SEP-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0003 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
13-JULY-2007	2	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
25-SEP-2007	2	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0004 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
21-AUG-2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0005 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
21-AUG-2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0006 has been changed from:

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
13-JUL-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0007 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
13-JUL-2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT-2007	3	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0008 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
21-AUG 2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
07-SEP-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0010 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT 2007	0	N/A
		FOB: Destination

The following Acceptance/Inspection Schedule was added for CLIN 0010:

INSPECT AT                        INSPECTED BY                    ACCEPT AT                         ACCEPT BY

N/A                                        N/A                                        N/A

(End of Summary Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.             CONTRACT CODE:  J   PAGE 1 of PAGE 5

2.             AMENDMENT/MODIFICATION NO.:  POOL

3.             EFFECTIVE DATE:  02-Aug-2007

4.             REQUISITION/PURCHASE REQ: NO.:

5.             PROJECT NO.:

6.             ISSUED BY:

                NAVFAC SOUTHWEST

                SPECIALTY CENTER CONTRACTS CORE

                CODE RAQNO/NAVAL BASE VENTURA COUNTY

                1205 MILL RD BLDG 850

                PORT HUENEME CA 93043-4347

7.             ADMINISTERED BY (if other than item 6):

                See Item 6

8.             NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

                AMERICAN DEFENSE SYSTEMS INC.

                ANTHONY J. PISCITELLI

                230 DUFFY AVE, UNIT C

                HICKSVILLE NY 11801-3541

9A.          AMENDMENT 0R SOLICITATION

9B.          DATED (SEE ITEM 11)

10A.        MOD OF CONTRACT/ORDER NO.

                N62473-07-C-4055

10B.        DATED  (SEE ITEM 13)

                07-Jun-2007

CODE     31UG4

FACILITY CODE

11.           THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer
☐  is extended, ☐is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a)           By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the officer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR 10 THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.           ACCOUNTING AND APPROPRIATION DATA (If required)

13.           THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.            THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.            THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D.            OTHER (Specify type of modification and authority)

E.             IMPORTANT:   Contractor ☐is not, is ☐ required to sign this document and return 1 copies to the issuing office.

14.           DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:    ssw cmc074423

The purpose of this modification is to revise the contract delivery schedule.

Continue on page Two.

Except as provided herein, all scion and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.        NAME AND TITLE OF SIGNER (Type or print)

15B.        CONTRACT OR/OFFEROR — Signature of person authorized to sign)

15C.        DATE SIGNED

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                TEL:                                        EMAIL:

16B.        UNITED STATES OF AMERICA BY SIGNATURE OF CONTRACTING OFFICER (Type or print)

16C.        DATE SIGNED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.             CONTRACT CODE:  J   PAGE 1 of PAGE 4

2.             AMENDMENT/MODIFICATION NO.:  POOL

3.             EFFECTIVE DATE:  02-Aug-2007

4.             REQUISITION/PURCHASE REQ: NO.:

5.             PROJECT NO.:

6.             ISSUED BY:

                NAVFAC SOUTHWEST

                SPECIALTY CENTER CONTRACTS CORE

                CODE RAQNO/NAVAL BASE VENTURA COUNTY

                1205 MILL RD BLDG 850

                PORT HUENEME CA 93043-4347                                     CODE N62473

7.             ADMINISTERED BY (if other than item 6):

                See Item 6

8.             NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

                AMERICAN DEFENSE SYSTEMS INC.

                ANTHONY J. PISCITELLI

                230 DUFFY AVE, UNIT C

                HICKSVILLE NY 11801-3541

9A.          AMENDMENT 0R SOLICITATION

9B.          DATED (SEE ITEM 11)

10A.        MOD OF CONTRACT/ORDER NO.

                N62473-07-C-4055

10B.        DATED  (SEE ITEM 13)

                07-Jun-2007

CODE     31UG4

FACILITY CODE

11.           THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer
☐  is extended, ☐is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a)           By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the officer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR 10 THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.           ACCOUNTING AND APPROPRIATION DATA (If required)

                See Schedule

13.           THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.            THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.            THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D.            OTHER (Specify type of modification and authority)

E.             IMPORTANT:   Contractor ☐is not, is ☒ required to sign this document and return 1 copies to the issuing office.

14.           DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:    ssw cmc074622

The purpose of this modification is to revise the contract delivery schedule.

Continue on page Two.

Except as provided herein, all scion and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.        NAME AND TITLE OF SIGNER (Type or print)

15B.        CONTRACT OR/OFFEROR — Signature of person authorized to sign)

15C.        DATE SIGNED

16A.        NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                TEL:                                        EMAIL:

16B.        UNITED STATES OF AMERICA BY SIGNATURE OF CONTRACTING OFFICER (Type or print)

16C.        DATE SIGNED

***********

N62473-07-C-4055

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 1449 — CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $68,136.57 from $832,121.35 to $900,257.92.

SUPPLIES OR SERVICES AND PRICES

CLIN 0003

The pricing detail quantity has increased by 1.00 from 2.00 to 3.00.

The total cost of this line item has increased by $68,136.57 from $136,273.14 to $204,409.71.

CLIN 0011 is added as follows:

ITEM NO.              SUPPLIES/SERVICES          QUANTITY          UNIT      UNIT PRICE          AMOUNT

0011                                                                                                                        $1.00                       $0.00

                                CLIN ADDED DUE TO CLIN LEVEL FUNDING

                                FFP

                                FOB: Destination

                                                                                                NET        AMOUNT             $0.00

ACCOUNTING AND APPROPRIATION

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $68,136.57 from $832,121.35 to $900,257.92.

CLIN 0003:

                AA: 1761810 KSXH 312 6H616 1 068688 2D CNO109 625836P7109W (CIN N6258307RCN0109) was increased by $68,136.57 from $136,273.14 to $204,409.71.

DELIVERIES AND PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
07-SEP-2007	1	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
11-SEP-2007	1	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0003  has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
25-SEP-2007	2	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
09-OCT-2007	3	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0007 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT-2007	3	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
04-OCT-2007	3	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0007 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
21-AUG-2007	3	N/A
		FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
17-SEP-2007	3	N/A
		FOB: Destination

The following Delivery Schedule item for CLIN 0009, has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-OCT-2007	0	N/A
		FOB: Destination

INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0011:

INSPECT AT                        INSPECT BY                         ACCEPT AT         ACCEPT BY

N/A                                        N/A                                        N/A                        Government

(End of Summary of Changes)